EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gilman Ciocia, Inc. (the “Company”), for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay Palma, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    /s/ Jay Palma
    --------------------------
Name: Jay Palma
Principal Financial and Chief Accounting Officer

Date:  February 14, 2013